                                                                      EXHIBIT 24

                              LARSCOM INCORPORATED
                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints George M. Donohoe as his attorney-in-fact, with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Form 10-K for the year ending December 31, 1998, and to file the same, exhibits and other documents in connection therewith, with Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Form 10-K.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ GEORGE M. DONOHOE
------------------------------  Acting Chief Executive        March 29, 1999
      George M. Donohoe           Officer

                                Vice President, Finance
      /s/ BRUCE D. HORN           and Chief Financial
------------------------------    Officer (Chief Financial    March 26, 1999
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

       /s/ PAUL E. GRAF
------------------------------  Director                      March 29, 1999
         Paul E. Graf

       /s/ DONALD GREEN
------------------------------  Director                      March 23, 1999
         Donald Green

     /s/ DONALD G. HEITT
------------------------------  Director                      March 25, 1999
       Donald G. Heitt

   /s/ LAWRENCE D. MILLIGAN
------------------------------  Director                      March 23, 1999
     Lawrence D. Milligan

     /s/ HARVEY L. POPPEL
------------------------------  Director                      March 23, 1999
       Harvey L. Poppel

    /s/ JOSEPH F. SMORADA
------------------------------  Director                      March 29, 1999
      Joseph F. Smorada